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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 262 (Insured), National Trust 263, Florida Trust 101, New Jersey Trust 148 and New York Trust 192:

  We consent to the use of our report dated April 24, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
April 24, 2001